EX-99.906CERT

   CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Herbert Martens, President & Trustee of Armada Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the fiscal year ended May 31, 2004 (the "Report") fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 6, 2004                     /s/ Herbert Martens
     ----------------------                 ------------------------------------
                                            Herbert Martens, President & Trustee
                                            (Principal executive officer)


I, Dennis J. Westley, Treasurer of Armada Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the fiscal year ended May 31, 2004 (the "Report") fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 6, 2004                     /s/ Dennis J. Westley
     ----------------------                 ------------------------------------
                                            Dennis J. Westley, Treasurer
                                            (Principal financial officer)